                              FOURTH AMENDMENT TO LEASE
                                (4100 Bohannon Drive)


     THIS FOURTH AMENDMENT TO LEASE (this "Fourth Amendment") is made as of June 30, 1997 ("Effective Date"), between MENLO OAKS PARTNERS, L.P., a Delaware limited partnership ("Landlord"), and INFORMIX SOFTWARE, INC., a Delaware corporation ("Tenant").

     THE PARTIES ENTER INTO THIS FOURTH AMENDMENT based upon the following facts, understandings and intentions:

     A. Amarok Bredero Partners, a California limited partnership ("Bredero"), Landlord's predecessor in interest, and Tenant entered into that certain Menlo Oaks Corporate Center Standard Business Lease, dated as of May 16, 1985, as amended by: (i) that certain side letter agreement of even date therewith, (ii) that certain Lease Amendment #1 dated as of July 2, 1986, (iii) that certain Second Amendment to Lease dated as of November 7, 1986, and (iv) that certain Third Amendment to Lease (4100 Bohannon Drive) (the "Third Amendment") dated as of June 18, 1991 (as amended, the "Lease"). The capitalized terms used in this Fourth Amendment shall have the meanings given to such terms within the Lease, unless otherwise set forth herein.

     B. Pursuant to the terms of the Lease, Landlord currently leases to Tenant approximately 46,614 rentable square feet of space in Landlord's building located at 4100 Bohannon Drive in Menlo Park, California.

     C. Informix Corporation, a Delaware corporation ("Guarantor"), previously delivered to Landlord its written Guarantee (the "Guarantee") of the obligations of Tenant under the Lease.

     D. Tenant has exercised the first of two (2) Options to Extend the Term of the Lease pursuant to Paragraph 6 of the Third Amendment.

     E. Landlord and Tenant now desire to amend the Lease to state the new Term (as extended by Tenant's exercise of its Option to Extend) and the Base Rent during the Extended Term.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     1. TERM. Article 3 of the Lease is hereby amended so that the Term shall expire on March 31, 2003.

     2. BASE RENT. From and after April 1, 1998, the Base Rent for the Premises payable pursuant to Article 4 of the Lease, as amended, shall be as follows:


         Period                  Monthly Base Rent                    Annual Base Rent
--------------------    ---------------------------------     -------------------------------------
 April 1, 1998 -        One Hundred Twenty-Three Thousand     One Million Four Hundred Eighty-
 March 31, 1999         Five Hundred Twenty-Seven and         Two Thousand Three Hundred
                        10/100 Dollars ($123,527.10)          Twenty-Five and 20/100 Dollars
                                                              ($1,482,325.20)

 April 1, 1999 -        One Hundred Twenty-Seven Thousand     One Million Five Hundred Thirty-
 March 31, 2000         Eight Hundred Fifty and 55/100        Four Thousand Two Hundred Six
                        Dollars ($127,850.55)                 and 60/100 Dollars ($1,534,206.60)

 April 1, 2000 -        One Hundred Thirty-Two Thousand       One Million Five Hundred Eighty-
 March 31, 2001         Three Hundred Twenty-Five and         Seven Thousand Nine Hundred
                        32/100 dollars ($132,325.32)          Three and 84/100 Dollars
                                                              ($1,587,903.84)

 April 1, 2001 -        One Hundred Thirty-Six Thousand       One Million Six Hundred Forty-
 March 31, 2002         Nine Hundred Fifty-Six and 71/100     Three Thousand Four Hundred
                        Dollars ($136,956.71)                 Eight and 52/100 Dollars ($1,643,480.52)

 April 1, 2002 -        One Hundred Forty-One Thousand        One Million Seven Hundred One
 March 31, 2003         Seven Hundred Fifty and 19/100        Thousand Two and 28/100 Dollars
                        Dollars ($141,750.19)                 ($1,701,002.28)


     3. OPTION TO EXTEND. Pursuant to paragraph 6 of the third Amendment, Tenant has one (1) remaining Option to Extend for a period of five (5) years.

     4. REPRESENTATIONS AND WARRANTIES. Tenant hereby represents, warrants and agrees that: (i) there exits no breach, default or event of default under the Lease, or any event or condition which, with notice or passage of time or both, would constitute a breach, default or event of default under the Lease;
(ii) the Lease continues to be a legal, valid and binding agreement and obligation of Tenant; and (iii) Landlord is not in default under the Lease and neither Tenant nor any other party has any offset or defense to their performance or obligations under the Lease.

     5. CONTINUING OBLIGATIONS. Except as expressly set forth to the contrary in this Fourth Amendment, the Lease remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Fourth Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment with duplicate counterparts as of the day and year first above written.

                    "Landlord"

                    MENLO OAKS PARTNERS, L.P.,
                    a Delaware limited partnership

                    By:  AM LIMITED PARTNERS,
                         its General Partner

                         By:  AMAROK MENLO, INC.
                              its Partner


                              By: /s/ J. Marty Brill, Sr.
                                  ----------------------------------------------
                              Name: J. Marty Brill, Sr.
                                    --------------------------------------------
                              Its:  President
                                  ----------------------------------------------


                              By: /s/ David H. Stanley
                                  ----------------------------------------------
                              Name: David H. Stanley
                                   ---------------------------------------------
                              Its: Vice President, Legal and General Counsel
                                  ----------------------------------------------

     Guarantor hereby consents to the terms and conditions contained in this Fourth Amendment and agrees that its obligations under the Guarantee include the guaranty of the obligations of Tenant under this Fourth Amendment.

                              "Guarantor"

                              INFORMIX CORPORATION,
                              a Delaware corporation


                              By: /s/ David H. Stanley
                                  ----------------------------------------------
                              Name: David H. Stanley
                                    --------------------------------------------
                              Title: Vice President, Legal and General Counsel
                                    --------------------------------------------


                              By:
                                  ----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                     -------------------------------------------